                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                 -----------


                                 FORM 8-K/A



                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


                                January 20, 1998
                Date of report (Date of earliest event reported)

                                 MASCOTECH, INC.
               (Exact Name of Registrant as Specified in Charter)


      Delaware                         1-12068                   38-251395
 (State or Other Jurisdiction    (Commission File Number)      (IRS Employer
  of Incorporation)                                          Identification No.)



21001 Van Born Road, Taylor, Michigan                               48180
(Address of Principal Executive Offices)                          (Zip Code)


                                   (313) 274-7405
              (Registrant's telephone number, including area code)



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         As previously reported on Form 8-K dated January 20, 1998 and filed with the Securities and Exchange Commission on January 30, 1998, MascoTech, Inc. completed its acquisition of TriMas Corporation. This Form 8-K/A is being filed to include the required financial information relating to the transaction which was not available at the time of the initial filing on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION  AND EXHIBITS

(a)      Financial Statements of Businesses Acquired.

         In accordance with Rule 3-05(b) of Regulation S-X, the following financial statements are hereby incorporated by reference from pages F-3 through F-17 of Registrant's Annual Report on Form 10-K for the year ended December 31, 1997:

         TriMas Corporation and subsidiaries audited consolidated financial statements for the years ended December 31, 1997, 1996 and 1995, consisting of:

                  Consolidated Statement of Income
                  Consolidated Balance Sheet
                  Consolidated Statement of Cash Flows
                  Notes to Consolidated Financial Statements

(b)      Pro Forma Financial Information.

         In accordance with Article 11 of Regulation S-X, the Registrant hereby files the MascoTech, Inc. Unaudited Pro Forma Consolidated Condensed Financial Statements as of and for the twelve months ended December 31, 1997, consisting of:

         (i) Unaudited Pro Forma Consolidated Condensed Income Statement for the twelve months ended December 31, 1997

         (ii) Unaudited Pro Forma Consolidated Condensed Balance Sheet as of December 31, 1997


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         (c)      Exhibits.

         99 TriMas Corporation and subsidiaries consolidated financial statements for the years ended December 31, 1997, 1996 and 1995, incorporated herein by reference to pages F-3 through F-17 of Registrant's Annual Report on Form 10-K for the year ended December 31, 1997.





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                               MascoTech, Inc.

       Unaudited Pro Forma Consolidated Condensed Financial Statements


         The following unaudited pro forma consolidated condensed balance sheet and income statement give effect to the following transactions which have occurred:

  Emco Exchange:

                  The September 30, 1997 exchange of the Company's equity
           --     holdings in Emco Limited to Masco Corporation, together with cash borrowings under the Company's Revolving Credit
                  Agreement, to retire indebtedness to Masco Corporation and Mr. Richard A. Manoogian incurred in the Company's 1996 purchase and retirement of Company Common Stock.

  TriMas Acquisition:

                  The execution of a definitive Acquisition Agreement in January
           -- 1998 between the Company and TriMas Corporation ("TriMas") whereby the Company tendered and completed an offer to purchase all outstanding TriMas shares, not already owned, at $34.50 per share with the aggregate purchase price approximating $920 million financed with cash borrowings under the Company's $1.3 Billion Credit Agreement.

         The pro forma consolidated condensed financial statements reflect these transactions as if they had been completed at January 1, 1997 for the consolidated condensed income statement and as of December 31, 1997 for the consolidated condensed balance sheet. The consolidated condensed balance sheet assumes that $90 million of the excess purchase price over book value is allocated to TriMas' property and equipment and the remaining excess of $421 million is allocated to excess of cost over net assets of acquired companies. These allocations are preliminary, and as such are estimates. Such allocations could change upon the completion of asset valuations, which are on-going as of the date of this filing.

         The pro forma data does not purport to be indicative of the results which would actually have been reported if the transactions had occurred on such dates or which may be reported in the future. The pro forma data should be read in conjunction with the historical financial statements of the Company and the related notes to such financial statements.




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                                 MascoTech, Inc.
                Pro Forma Consolidated Condensed Income Statement
                  for the twelve months ended December 31, 1997
                                   (unaudited)
               (amounts are in thousands except per share amounts)





                                  Company          TriMas
                                 Historical      Historical       Pro Forma        Pro Forma
                                  12/31/97        12/31/97       Adjustments        Adjusted
                                 ---------       ---------       -----------      -----------
Net sales                        $  922,130      $  667,910                       $ 1,590,040
Cost of sales                      (735,470)       (447,940)     $    (6,000)(A)   (1,189,410)
Selling, general and
  administrative expenses           (89,930)       (106,270)         (10,300)(A)     (206,500)
Gain on disposition of business       4,980                                             4,980
                                 ----------      ----------      -----------      -----------
Operating profit (loss)             101,710         113,700          (16,300)         199,110

Other income (expense), net:
 Interest expense, Masco
  Corporation                        (7,500)                           7,500 (B)
 Other interest expense             (29,030)         (5,420)         (63,200)(C)      (97,650)
 Equity and other income
  from affiliates                    43,360                          (34,350)(D)        9,010
 Gain from disposition of an
  equity affiliate                   46,160                          (46,160)(E)
 Gain from change in investment
  of an equity affiliate             18,190                          (13,210)(F)        4,980
 Other, net                          17,400           6,790           (5,460)(G)       18,730
                                 ----------      ----------      -----------      -----------

Other income (expense), net          88,580           1,370         (154,880)         (64,930)
                                 ----------      ----------      -----------      -----------

Income (loss) before
  income taxes (credit)             190,290         115,070         (171,180)         134,180
Income taxes (credit)                75,050          43,730          (62,650)(H)       56,130
                                 ----------      ----------      -----------      -----------

Net income (loss)                $  115,240      $   71,340      $  (108,530)     $    78,050
                                 ==========      ==========      ===========      ===========

Preferred stock dividends        $    6,240                                       $     6,240
                                 ==========                                       ===========

Earnings attributable to
  common stock                   $  109,000                                       $    71,810
                                 ==========                                       ===========

Earnings per share:
 Basic                               $ 2.70                                            $ 1.78
                                     ======                                            ======

 Diluted                             $ 2.12                                            $ 1.49
                                     ======                                            ======

Basic shares outstanding             40,300                                            40,300
                                     ======                                            ======

Diluted shares outstanding           58,920                                            58,920
                                     ======                                            ======




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                                 MascoTech, Inc.
         Footnotes to Pro Forma Consolidated Condensed Income Statement for the twelve months ended December 31, 1997


(A) To reflect the depreciation and amortization expense associated with the excess of cost over TriMas net assets acquired;

(B) To reflect the elimination of interest expense from the $151.4 million of notes due Masco Corporation - paid in September 1997 related to the Emco transaction;

(C) To reflect the interest expense from approximately $920 million in borrowings under the Company's $1.3 Billion Credit Agreement related to the acquisition of TriMas and retirement of notes due Masco Corporation and Mr. Richard A. Manoogian;

(D) To reflect the elimination of the Company's equity income from TriMas- $26.6 million and Emco Limited - $7.8 million;

(E) To reflect the elimination of the gain recognized as a result of the exchange of the Company's equity investment in Emco Limited to Masco Corporation;

(F) To reflect the elimination of the gain recorded by the Company as a result of the change in the Company's equity ownership in TriMas;

(G) To reflect the elimination of consideration and interest income received from TriMas in connection with its purchase of a business unit from the Company in 1993 and to reflect incremental amortization of deferred financing costs related to the acquisition of TriMas;

(H)      To reflect the related tax provision of the pro forma adjustments.





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                                 MascoTech, Inc.
                 Pro Forma Consolidated Condensed Balance Sheet
                             as of December 31, 1997
                                   (unaudited)
                           (amounts are in thousands)



                                           Company           TriMas
                                          Historical       Historical       Pro Forma      Pro Forma
                                           12/31/97         12/31/97       Adjustments     Adjusted
                                          ----------       ----------      -----------     ----------
ASSETS
Current Assets:
  Cash and cash investments               $   41,110      $   105,380                     $  146,490
  Marketable securities                       45,970                                          45,970
  Receivables                                125,930           83,340                        209,270
  Inventories                                 73,860           97,060                        170,920
  Deferred and refundable
   income taxes                               36,270                                          36,270
  Prepaid expenses and other assets           13,310            4,850                         18,160
                                          ----------      -----------       ---------     ----------
    Total current assets                     336,450          290,630                        627,080

Equity and other investments in
 affiliates                                  263,300                        $(137,740)(A)    125,560
Property and equipment, net                  417,030          200,490          90,000 (B)    707,520
Excess of cost over net assets of
 acquired companies                           65,610          177,770         420,700 (B)    664,080
Notes receivable and other assets             62,290           39,570         (13,200)(D)     88,660
                                          ----------      -----------       ---------     ----------
    Total assets                          $1,144,680      $   708,460       $ 359,760     $2,212,900
                                          ==========      ===========       =========     ==========

LIABILITIES and SHAREHOLDERS' EQUITY
Current Liabilities:
  Accounts payable                        $   67,240      $    31,430                     $   98,670
  Accrued liabilities                        114,650           36,710                        151,360
  Current portion of long-term debt            2,880                                           2,880
                                          ----------      -----------       ---------     ----------
    Total current liabilities                184,770           68,140                        252,910

4 1/2% convertible subordinated
 debentures, due 2003                        310,000                                         310,000
Other long-term debt                         282,000           45,970       $ 923,000 (C)  1,250,970
Deferred income taxes and other
 long-term liabilities                       157,250           44,950         (13,840)(D)    188,360
                                          ----------      -----------       ---------     ----------
    Total liabilities                        934,020          159,060         909,160      2,002,240

Shareholders' Equity:
 Common stock                                 47,250              410            (410)(E)     47,250
 Paid-in capital                              34,340          260,310        (260,310)(E)     34,340
 Retained earnings                           157,790          293,500        (293,500)(E)    157,790
 Other                                         4,160           (4,820)          4,820 (E)      4,160
 Less: Restricted Stock Awards               (32,880)                                        (32,880)
                                          ----------      -----------      ----------     ----------

    Total shareholders' equity               210,660          549,400        (549,400)       210,660
                                          ----------      -----------      ----------     ----------
    Total liabilities and
     shareholders' equity                 $1,144,680      $   708,460      $  359,760     $2,212,900
                                          ==========      ===========      ==========     ==========



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                               MascoTech, Inc.
           Footnotes to Pro Forma Consolidated Condensed Balance Sheet
                             as of December 31, 1997


To reflect the following:

         (A) the elimination of the carrying value of the Company's equity investment in TriMas;

         (B) the incremental excess of cost over the acquired net assets of TriMas;

         (C)  the borrowing under the Company's $1.3 Billion Credit Agreement;

         (D) the elimination of the cost of unvested TriMas stock awards and the elimination of the deferred tax liability associated with the Company's investment in TriMas, principally as a result of undistributed equity earnings and recognition of the deferred tax liability associated with the excess cost over the acquired net assets; and

         (E)  the elimination of TriMas shareholders' equity.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                       MASCOTECH, INC.


                                                       By: /s/ Timothy Wadhams
                                                          --------------------
                                                      Timothy Wadhams
                                                      Senior Vice President -
                                                      Finance and Chief
                                                      Financial Officer

Date: April 6, 1998



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                                  EXHIBIT INDEX

99 TriMas Corporation and subsidiaries consolidated financial statements for the years ended December 31, 1997, 1996 and 1995, incorporated herein by reference to pages F-3 through F-17 of Registrant's Annual Report on Form 10-K for the year ended December 31, 1997.